Exhibit 99.1

2007 Investor Day

May 15, 2007

Safe Harbor Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Itinerary

7:15 a.m.–7:45 a.m. 8:00 a.m.– 9:00 a.m. 9:00 a.m.–9:45 a.m. 9:45 a.m.

9:45 a.m.–11:00 a.m. 12:00 p.m.

12:00 p.m.–1:30 p.m. 1:30 p.m.

2:30 p.m.– 3:15 p.m. 3:30–3:45 p.m. 5:00 p.m.

5:00 p.m.

6:30.p.m.–10:00 p.m.

Breakfast

Company Presentation

Tour of The Stuart at Sierra Madre Villa Depart The Stuart Wilshire Blvd. Development Sites Arrive Renaissance at Uptown Orange Lunch and Property Tour Depart Renaissance Villa Azure Property Tour Drop off at LAX

Drop off at Burbank airport Drop off at Ritz Dinner

BRE … La Bella Figura!

California-centric market footprint

Strong operating fundamentals

Attractive earnings trajectory –Same-store internal growth –Development pipeline

Internal Growth

same-store growth

1996-2006 average 2006 results three- to five-year average expectation revenues 5.5% 6.2% 5.0%

NOI 6.9% 5.9% 6.5%

External Growth: Development

Data as of March 31, 2007 estimated cost ($ millions) number of units target yield

Construction in progress 4 LA/OC 1 Bay Area 1 Seattle $509.8 1,673 6.7%-8.3%

Land under development 2LA/OC 2 Bay Area 1 Seattle $549.0 1,416 6.8%-7.7%

Land under contract 2 LA/OC 2 Bay Area 1 Seattle $425.3 1,291 6.8%-7.5%

totals 16 CA & (WA $1,484.1 4,380

NOI Growth

internal + external = double-digit

NOI growth

Development Pipeline 1Q’07

Target Volume = $250-$300 Million Per Year

$500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0

$219 $255 $188 $483 $216 $199 $306 $253 $289 $236 $287 $140 $370 $0 $0

2007 2008 2009 2010 2011

Construction Starts Development Deployed Units Delivered

Southern California



Simi Valley
La Canada Flintridge
Glendale
Pasadena
15
San Bernardino
10
Riverside
Los Angeles
Anaheim
Torrance
405
Moreno Valley
Corona
Santa Ana
Long Beach
Irvine
Palm Desert
Costa Mesa
15
Laguna Niguel
5
Oceanside
Carlsbad
15
Encinitas
Escondido
Poway
Santee
El Cajon
8
San Diego
Lemon Grove
Coronado
Chula Vista

- The Stuart at Sierra Madre Villa
- The Stuart II
- Renaissance at Uptown Orange
- Stadium Park I
- Stadium Park II
- Riverside, CA
- 5600 Wilshire
- Wilshire La Brea

The Stuart at Sierra Madre Villa

Pasadena, CA

Type: Podium

Units: 188

Parking: 296; 1.6/unit

Site/Density: 3.13 acres; 60 units/acre

Stories: Four over two levels of parking

First Units Delivered: 2Q/07

Estimated Completion: 3Q/07

Estimated Investment: $57.5 million

Cost Per Unit: $305,851

Land Percent Investment: 14%

Units & Amenitized Rents

The Stuart at Sierra Madre Villa Stabilized 2H’08

Current Rent

($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 n/a n/a n/a

1 1 106 719 $2.74

2 1&2 82 1,127 $2.41

3 2 n/a n/a n/a

Total/Avg. 188 897 $2.56 $2.64 $2.70

Retail/Comm’l n/a

Expected stabilized return 7.2%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

The Stuart II

Pasadena, CA

Type: Podium

Units: 212

Parking: 318; 1.5/unit

Site/Density: 3.53 acres; 60 units/acre

Project Start: 1H/08

Investment: $77.6 million

Cost Per Unit: $366,038

Land Percent Investment: 23%

Units & Amenitized Rents

The Stuart II Stabilized 1H’11

Current Rent

($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 n/a n/a n/a

1 1 129 735 $2.57

2 2 83 1,038 2.43

3 2 n/a n/a n/a

Total/Avg. 212 851 $2.50 $2.61 $3.20

Retail/Comm’l n/a

Expected stabilized return 7.0%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Renaissance at Uptown Orange

Orange, CA

Type: Wrap/Garden

Units: 460

Parking: 867; 1.9/unit

Site/Density: 11.5 acres; 40 units/acre

First Units Delivered: Q1/07

Completion: Q1/08

Investment: $114.7 million

Cost Per Unit: $249,347

Land Percent Investment: 15%

Units & Amenitized Rents

Renaissance at Uptown Orange Stabilized 1H’09

Current Rent

($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 20 602 $2.53

1 1 236 792 2.25

2 2 204 1,124 2.04

3 1 n/a n/a n/a

Total/Avg. 460 931 $2.15 $2.21 $2.33

Retail/Comm’l n/a

Expected stabilized return 8.3%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Stadium Park I

Anaheim, CA

Type: Podium

Units: 320

Parking: 543; 1.7/unit

Site/Density: 3.4 acres; 95 units/acre

First Units Delivered: Q3/08

Completion: Q2/09

Investment: $81.5 million

Cost Per Unit: $254,688

Land Percent Investment: 8%

Units & Amenitized Rents

Stadium Park I Stabilized 1H’10

Current Rent

($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 64 577 $2.49

1 1 132 694 2.26

2 2 124 1,019 2.01

3 2 n/a n/a n/a

Total/Avg. 320 797 $2.1 $2.21 $2.48

Retail/Comm’l 3,400 sf $1.50 $1.58

Expected stabilized return 7.0%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Stadium Park II

Anaheim, CA

Type: Wrap

Units: 243

Parking: 437; 1.8/unit

Site/Density: 4.2 acres; 57 units/acre

Project Start: Q3/07

Investment: $70.7 million

Cost Per Unit: $290,947

Land Percent Investment: 21%

Units & Amenitized Rents

Stadium Park II Stabilized 2H’10

Current Rent

($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 54 614 $2.41

1 1 79 780 2.16

2 2 110 1,123 1.97

3 2 n/a n/a n/a

Total/Avg. 243 898 $2.10 $2.18 $2.43

Retail/Comm’l n/a

Expected stabilized return 7.0%

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Riverside, CA

Type: Garden

Units: 208

Parking: 1.8/unit

Site/Density: 29 units/acre

Project Start: 2H/08

Investment: $46.2 million

Cost Per Unit: $222,115

Land Percent Investment: 17%

Units & Amenitized Rents

Riverside, CA Stabilized 1H’11 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 n/a n/a n/a

1 1 102 791 $1.72

2 1 106 1,057 1.53

3 2 n/a n/a n/a

Total/Avg. 208 926 $1.61 $1.64 $1.97

Retail/Comm’l n/a

Expected stabilized return 7.4%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

5600 Wilshire

Los Angeles, CA

Type: Podium

Units: 284

Parking: 600; 2.1/unit

Site/Density: 2.6 acres; 109 units/acre

First Units Delivered: Q3/08

Completion: Q1/09

Investment: $129.6 million

Retail Space: n/a

Cost Per Unit: $456,338

Land Percent Investment: 26%

Units & Amenitized Rents

5600 Wilshire Stabilized 2H’09 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 54 638 $3.58

1 1 129 751 3.47

2 2 101 1,121 3.13

3 2 n/a n/a n/a

Total/Avg. 284 861 $3.33 -incl.- $3.81

Retail/Comm’l n/a

Expected stabilized return 6.7%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Wilshire La Brea

Los Angeles, CA

Type: Mid-Rise

Units: 645

Parking: 1,408; 2.2/unit

Site/Density: 3.3 acres; 196 units/acre

Project Start: 2H/08

Investment: $320.3 million

Retail Space: 42,500 sq. ft.

Cost Per Unit: $496,589

Land Percent Investment: 21%

Units & Amenitized Rents

Wilshire La Brea Stabilized 1H’13 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 99 575 $3.61

1 1 288 780 3.31

2 1 258 1,104 3.02

3 2 n/a n/a n/a

Total/Avg. 645 878 $3.20 -incl.- $4.35

Retail/Comm’l 42,500 sf $4.12 $4.22

Expected stabilized return 7.7%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Northern California

Rocklin

Roseville

Folsom 80

Sacramento 5

Fairfield 80

Vallejo 680

San Rafael

Concord

Berkeley

San Francisco 280

Walnut Creek

Emeryville

Oakland

Livermore

Pleasanton 580

San Mateo 880

Redwood City 101

Sunnyvale 680

Santa Clara

San Jose

Avenue 64 The Crossings at Santa Clara Sunnyvale, CA Pleasanton, CA Walnut Creek, CA

Avenue 64

Emeryville, CA

Type: Podium

Units: 224

Parking: 324; 1.4/unit

Site/Density: 3.1 acres; 72 units/acre

First Units Delivered: Q3/07

Estimated Completion: Q1/08

Investment: $66.7 million

Cost Per Unit: $297,768

Land Percent Investment: 16%

Units & Amenitized Rents

Avenue 64 Stabilized 2H’08 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 12 552 $2.67

1 1 105 739 2.37

2 1&2 76 1,072 2.21

3 2 8 1,356 2.31

Total/Avg. 224 878 $2.29 $2.50 $2.63

Retail/Comm’l 3,300 sf $2.50 $2.62

Expected stabilized return 6.7%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

The Crossings at Santa Clara

Santa Clara, CA

Type: Podium

Units: 278

Parking: 500; 1.8/unit

Site/Density: 3.2 acres; 87 units/acre

Project Start: Q4/07

Investment: $85.9 million

Cost Per Unit: $308,993

Land Percent Investment: 15%

Units & Amenitized Rents

The Crossings at Santa Clara Stabilized 2H’10 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 n/a n/a n/a

1 1 166 737 $2.47

2 2 112 1,062 2.25

3 2 n/a n/a n/a

Total/Avg. 278 833 $2.37 $2.45 $2.84

Retail/Comm’l n/a

Expected stabilized return 7.0%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Sunnyvale, CA

Type: Wrap

Units: 348

Parking: 694; 2/unit

Site/Density: 6.63 acres; 52.5 units/acre

Project Start: 1H/09

Investment: $125.4 million

Cost Per Unit: $360,345

Land Percent Investment: 14%

Units & Amenitized Rents

Sunnyvale, CA Stabilized 1H’12 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 29 560 $2.54

1 1 150 718 2.30

2 2 157 1,034 2.05

3 2 12 1,250 2.04

Total/Avg. 348 865 $2.17 $2.22 $2.84

Retail/Comm’l 16,000 sf $2.75 $2.76

Expected stabilized return 6.9%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Pleasanton, CA

Type: Garden

Units: 250

Parking: 425; 1.7/unit

Site/Density: 8.2 acres; 31 units/acre

Project Start: 2H/08

Investment: $72.1 million

Cost Per Unit: $288,400

Land Percent Investment: 14%

Units & Amenitized Rents

Pleasanton, CA Stabilized 1H’12 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 n/a n/a n/a

1 1 143 720 $2.11

2 2 95 975 1.92

3 2 12 1,200 1.83

Total/Avg. 250 861 $1.99 $2.03 $2.61

Retail/Comm’l n/a

Expected stabilized return 7.0%

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Walnut Creek, CA

Type: Podium

Units: 361

Parking: 458; 1.2/unit

Site/Density: 3.3 acres; 112 units/acre

Project Start: 1H/09

Investment: $126 million

Cost Per Unit: $349,030

Land Percent Investment: n/a

Units & Amenitized Rents

Walnut Creek, CA Stabilized 2H’13 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 49 489 $2.64

1 1 244 743 2.47

2 2 68 1,074 2.28

3 2 n/a n/a n/a

Total/Avg. 361 774 $2.49 $2.62 $3.45

Retail/Comm’l 8,100 sf $2.50 $3.05

Expected stabilized return 7.0%

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Washington

Lynnwood 5

Mountlake Terrace

Shoreline 405

Redmond

Kirkland

Sammamish

Seattle 90

Bellevue

Renton

Sea-Tac

Kent 5

Taylor 28

Mercer Island

Taylor 28

Seattle, WA

Type: Podium

Units: 197

Parking: 264; 1.3/unit

Site/Density: 1.2 acres; 166 units/acre

Project Start: Q2/07

Investment: $59.8 million

Cost Per Unit: $303,553

Land Percent Investment: 14%

Units & Amenitized Rents

Taylor 28 Stabilized 1H’10 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Amenitized Trended

Studio 1 35 538 $2.17

1 1 110 749 2.05

2 2 52 1,138 1.86

3 2 n/a n/a n/a

Total/Avg. 197 814 $2.00 $2.11 $2.41

Retail/Comm’l 11,120 sf $1.90 $2.03

Expected stabilized return 6.8%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Mercer Island, WA

Type: Podium

Units: 162

Parking: 309; 1.9/unit

Site/Density: 2.0 acres; 81 units/acre

Project Start: 2H/08

Investment: $50.1 million

Cost Per Unit: $309,259

Land Percent Investment: n/a

Units & Amenitized Rents

Mercer Island Stabilized 2H’l0 Current Rent ($/Square Feet)

Beds Baths Units Avg. sf Base Trended Amenitized

Studio	1 20 644 $2.09

1 1 75 757 2.07

2 2 60 1,190 1.94

3 2 7 1,372 1.89

Total/Avg. 162 930 $2.00 $2.08 $2.35

Retail/Comm’l 13,500 sf $2.80 $2.91

Expected stabilized return 6.8%*

* Stabilized returns depend on other factors, including ancillary revenue and operating margins.

Life is good.

Q & A

2007 Investor Day